                    GUARANTEE SUPPLEMENT AND AMENDMENT NO. 2
                                       TO
                                    GUARANTEE

         GUARANTEE SUPPLEMENT AND AMENDMENT NO. 2, dated as of May 12, 2004
(this "Amendment"), to that certain Limited Guarantee, dated as of October 29,
2003 (as previously amended and supplemented pursuant to the Guarantee
Supplement and Amendment No. 1 to Guarantee, dated as of February 6, 2004, the
"Existing Guarantee"; as modified hereby and as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the "Guarantee") made by GLOBAL SIGNAL OPERATING PARTNERSHIP L.P., a Delaware limited partnership ("GSOP"), GLOBAL SIGNAL INC., a Delaware corporation
("Global Signal"), FORTRESS PINNACLE ACQUISITION LLC, a Delaware limited liability company, FORTRESS PINNACLE INVESTMENT FUND LLC, a Delaware limited liability company, FRIT PINN LLC, a Delaware limited liability company,
GREENHILL CAPITAL PARTNERS, L.P., a Delaware limited partnership, GREENHILL
CAPITAL, L.P., a Delaware limited partnership, GREENHILL CAPITAL PARTNERS
(EXECUTIVES), L.P., a Delaware limited partnership, and GREENHILL CAPITAL
PARTNERS (CAYMAN), L.P., a Cayman Islands limited partnership, each other signatory thereto (each a "Guarantor"; collectively the "Guarantors"), in favor of MORGAN STANLEY ASSET FUNDING INC. (the "Lender").

                                   WITNESSETH:

         WHEREAS, capitalized terms not otherwise defined herein shall have the same meanings as specified in the Guarantee;

         WHEREAS, Global Signal determined that it is in its best interest to reorganize through an UPREIT Restructuring referred to in Section 6.14 of the
Credit Agreement (referred to in the Existing Guarantee);

         WHEREAS, as part of this UPREIT Restructuring, Pinnacle Towers
Acquisition Inc. (the "Predecessor Borrower") converted into a Delaware limited liability company and became Pinnacle Towers Acquisition Holdings LLC (the
"Successor Borrower");

         WHEREAS, also as part of this UPREIT Restructuring, Global Signal will transfer its ownership interest in the Borrower to GSOP;

         WHEREAS, GSOP intends to replace Global Signal as a Guarantor under the
Guarantee;

         WHEREAS, the Guarantors have requested that the Lender agree to amend the Guarantee as more specifically set forth herein; and

         WHEREAS, the Lender has indicated its willingness to agree to such amendment of the Guarantee on the terms and subject to the satisfaction of the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         SECTION 1. Guarantee Supplement.

         (a) GSOP hereby agrees to all of the provisions of the Guarantee and, effective on the date hereof, becomes a party to the Guarantee as a "Guarantor"
with the same effect as if it were an original signatory to the Guarantee.

         (b) Subject to the terms and conditions of the Guarantee, GSOP hereby, unconditionally and irrevocably, guarantees to the Lender and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         (c) GSOP hereby represents and warrants that the representations and warranties contained in Section 10 of the Guarantee are true and correct on the date of this Amendment; provided, with respect to GSOP, all references in
Section 10 of the Guarantee to (i) "company power" shall be a reference to
"partnership power", and (ii) "company or partnership power" shall be a reference to "partnership power".

         SECTION 2. Amendment. As of the Effective Date (as defined in Section 3 hereof) the Pledge Agreement is hereby amended as follows:

         (a) Each reference in the Existing Guarantee to "Global Signal" is hereby amended to be a reference to "GSOP."

         (b) Section 23 of the Guarantee is hereby amended by deleting it in its entirety, and inserting, in lieu thereof, the following:

         "23. Release.

         (a)   Notwithstanding anything herein or in any other Loan Document to the contrary, upon the effective date described in Section 3 of
               Guarantee Amendment #2, the Lender hereby releases Global Signal, from all of its obligations and liabilities hereunder, and all such obligations and liabilities shall automatically and
               irrevocably terminate. At Global Signal's cost and expense, the
               Lender shall take all such action as may be reasonably requested to evidence such release and termination. For purposes of this section, the term "Guarantee Amendment #2" means the Guarantee
               Supplement and Amendment No. 2 to Guarantee, dated as of May 12,
               2004, by Global Signal Operating Partnership L.P., Global Signal
               Inc., Fortress Pinnacle Acquisition LLC, Fortress Pinnacle
               Investment Fund LLC, Frit Pinn LLC, Greenhill Capital Partners,
               L.P., Greenhill Capital, L.P., Greenhill Capital Partners
               (Executives), L.P., and Greenhill Capital Partners (Cayman),
               L.P., in favor of Morgan Stanley Asset Funding Inc.

         (b)   Notwithstanding anything herein or in any other Loan Document to the contrary, upon the effective date of the Global Signal IPO, as declared by the Securities and Exchange Commission with respect to such Global Signal IPO, so long as no Default or Event of Default shall have occurred and is then continuing, the Lender hereby releases each Guarantor, other than GSOP, from all of its obligations and liabilities hereunder, and all such obligations and liabilities shall automatically and irrevocably terminate. At
               GSOP's cost and expense, the

               Lender shall take all such action as may be reasonably requested by any such Guarantor to evidence such release and termination."

         SECTION 3. Conditions Precedent to the Effectiveness of this Amendment.
This Amendment shall become effective as of the date hereof (the "Effective
Date") provided that each of the following conditions precedent shall have been satisfied on or before such date:

         (a) This Amendment. The Lender shall have received this Amendment, executed and delivered by a duly authorized officer of each party hereto.

         (b) Amendment No. 2 to the Credit Agreement. The "Effective Date" (as
such term is defined therein) shall have occurred in accordance with the terms and conditions of Amendment No. 2 to the Credit Agreement, dated as of the dated hereof.

         (c) Pledge Supplement and Amendment No. 2 to the Investor Pledge
Agreement. The "Effective Date" (as such term is defined therein) shall have occurred in accordance with the terms and conditions of Pledge Supplement and
Amendment No. 2 to the Investor Pledge Agreement, dated as of the dated hereof.

         (d) Representations and Warranties. As of the date hereof, each of the representations and warranties made by the Successor Borrower and each other
Loan Party signatory hereto in Section 4 hereof or in or pursuant to the other
Loan Documents to which it is a party shall be true and correct in all material respects on and as of such date as if made on and as of such date ((i) except to the extent such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, and (ii) any such representation and warranty which would be untrue as a result of any event, circumstances, occurrence or condition constituting a Permitted Exception, unless such event, circumstances, occurrence or condition would reasonably be expected to have a
Material Adverse Effect).

         (e) No Default or Event of Default. No Default or Event of Default
shall have occurred and be continuing or shall occur after giving effect to this
Amendment.

         SECTION 4. Representations and Warranties. To induce the Lender to enter into this Amendment, each Guarantor hereby represents and warrants to the
Lender:

         (a) Representations and Warranties. As of the date hereof, each of the representations and warranties made by such Guarantor in this Section 4 or in or pursuant to any other Loan Document is true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).

(b) No Default or Event of Default. No Default or Event of Default has occurred and is continuing or will occur after giving effect to this Amendment.

         (c) Global Signal's Transfer of Assets to GSOP. On or prior to the date hereof, Global Signal transferred all of its assets to GSOP, and as of the date hereof, Global Signal owns no other assets other than the Capital Stock of GSOP.

         SECTION 5. Reference to and Effect on the Loan Documents. As of the
Effective Date, any reference in any Loan Document to the Guarantee shall be to the Guarantee, as amended

hereby. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under any of the
Loan Documents, nor constitute a waiver of any provision of any of the Loan
Documents.

         SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment in Portable
Document Format (PDF) or by facsimile transmission shall be effective as delivery of an executed original counterpart of this Amendment. A set of the copies of this Amendment signed by all the parties shall be lodged with the
Borrower and the Lender.

         SECTION 7. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 8. Integration. This Amendment and the other Loan Documents represent the agreement of the Guarantors and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   GLOBAL SIGNAL OPERATING PARTNERSHIP L.P.
                                        By: GLOBAL SIGNAL GP LLC
                                            its general partner

                                   By: /s/ David J. Grain
                                      ------------------------------------------
                                      Name:  David J. Grain
                                      Title: President

                                   GLOBAL SIGNAL INC.

                                   By: /s/ David J. Grain
                                      ------------------------------------------
                                      Name:  David J. Grain
                                      Title: President

                                   FORTRESS PINNACLE ACQUISITION LLC
                                        By: FRIT Pinn LLC, its managing member

                                   By: /s/ Randal A. Nardone
                                      ------------------------------------------
                                      Name:  Randal A. Nardone
                                      Title: Vice President & Secretary

                                   FRIT PINN LLC

                                   By: /s/ Randal A. Nardone
                                      ------------------------------------------
                                      Name:  Randal A. Nardone
                                      Title: Vice President & Secretary

                                   GREENHILL CAPITAL PARTNERS, L.P.
                                        By: GCP, L.P., a Delaware limited
                                            partnership, as general partner
                                        By: Greenhill Capital Partners, LLC, a
                                            Delaware limited liability company,
                                            as general partner

                                   By:  /s/ R.H. Niehaus
                                      ------------------------------------------
                                      Name:   Robert H. Niehaus
                                      Title:  Senior Member

                                   GREENHILL CAPITAL, L.P.
                                        By: GCP, L.P., a Delaware limited
                                            partnership, as general partner
                                        By: Greenhill Capital Partners, LLC, a
                                            Delaware limited liability company,
                                            as general partner

                                   By:  /s/ R.H. Niehaus
                                      ------------------------------------------
                                      Name:  Robert H. Niehaus
                                      Title: Senior Member

                                   GREENHILL CAPITAL PARTNERS (EXECUTIVES), L.P.
                                        By: GCP, L.P., a Delaware limited
                                            partnership, as general partner
                                        By: Greenhill Capital Partners, LLC, a
                                            Delaware limited liability company,
                                            as general partner

                                   By:  /s/ R.H. Niehaus
                                      ------------------------------------------
                                      Name:  Robert H. Niehaus
                                      Title: Senior Member

                                   GREENHILL CAPITAL PARTNERS (CAYMAN), L.P.
                                        By: GCP, L.P., a Delaware limited
                                            partnership, as managing general
                                            partner
                                        By: Greenhill Capital Partners, LLC, a
                                            Delaware limited liability company,
                                            as general partner

                                   By:  /s/ R.H. Niehaus
                                      ------------------------------------------
                                      Name:  Robert H. Niehaus
                                      Title: Senior Member

                                   MORGAN STANLEY ASSET FUNDING INC., as Lender

                                   By:  /s/ Christian B. Malone
                                      ------------------------------------------
                                      Name:  Christian B. Malone
                                      Title: Vice President